SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

           Date of Report (Date of earliest event reported May 1, 2003
                                                          ------------


                                 RENT-WAY, INC.
             (Exact name of registrant as specified in its charter)



        Pennsylvania                0-22026                  25-1407782
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------------------------------- ------------------- -------------------------
(State or other jurisdiction of (Commission File    (IRS Employer
            incorporation)        Number)            Identification No.)

  One RentWay Place, Erie, Pennsylvania                      16505
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 (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code (814) 455-5378
                                                   --------------


          ______________________Not Applicable________________________
          (Former name or former address, if changed since last report)



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                                 RENT-WAY, INC.


EXPLANATORY NOTE



Item 9.

The following information is being furnished pursuant to Item 12, 'Disclosure of Results of Operations and Financial Condition.' This information shall not be deemed 'filed' for purposes of the Securities Exchange Act of 1934, as amended (the 'Exchange Act') or incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except as may be expressly set forth by specific reference in such a filing. On May 1, 2003, Rent-Way, Inc. issued a news release announcing its financial results for the second quarter ended March 31, 2003. A copy of this news release is attached as
Exhibit 99.1.









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                                 RENT-WAY, INC.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                 Rent-Way, Inc.
                                  (Registrant)




May 1, 2003                         By:  /S/ WILLIAM A. MCDONNELL
                                     ---------------------------
Date                                       (Signature)
                                           William A. McDonnell
                                   Vice President and Chief Financial Officer




May 1, 2003                         By:  /S/ JOHN A. LOMBARDI
                                      ----------------------------
Date                                       (Signature)
                                                John A. Lombardi
                                   Chief Accounting Officer and Controller